Exhibit 99 (c)(4)

   Preliminary Draft Materials – Highly Confidential              Project Metal  D I S C U S S I O N M AT E R I A L S  5 D E C E M B E R 2 0 1 9  C O N F I D E N T I A L

 Preliminary Draft Materials – Highly Confidential              DisclaimerThe information herein has been prepared by Lazard based upon information supplied by Titanium or Silver, or publicly available information, and portions of the information herein may be based upon publicly available statements, estimates and forecasts with respect to the anticipated future performance of Titanium and Silver and/or certain statements, estimates and forecasts provided by Titanium and/or Silver with respect to the anticipated future performance of Titanium and Silver. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Titanium, Silver or any other entity, or concerning solvency or fair value of Titanium, Silver or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments as to the future financial performance of Titanium and Silver, as the case may be. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Special Committee of Titanium, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice. These materials do not constitute tax, accounting, actuarial, legal or other specialist advice, and Lazard shall have no duties or obligations in respect of these materials or other advice provided, except to the extent specifically set forth in an engagement or other written agreement, if any, that is entered into by Lazard and the Special Committee.  P R O J E C T M E T A L  C O N F I D E N T I A L

 Preliminary Draft Materials – Highly Confidential              P R O J E C T M E T A L  Preliminary Articulation of Silver Underwriting  Source: Note: (a)(b)  Company-provided feedback, company filings, FactSet as of 12/4/2019.Reflects verbal communication received from Silver on 12/2/2019. Share count based on fully diluted shares outstanding of ~88.9MM.Assumes Silver underwrote annual G&A based on FactSet consensus 2020E estimates. Implies underwritten G&A capitalized at ~14.1x multiple.Interest expense at weighted average cost of ~4.1%, per company-provided 2019E debt and preferred balances and effective interest rates via 3Q 2019 supplement.                                                              TITANIUM EQUITY VALUATION BUILD AT VARIOUS CAP RATES                        ($ in MMs, except per share figures)      Total            Per Share        5.50%    5.25%    5.00%    5.50%    5.25%    5.00%  Total NOI at Share  $596    $596    $596    $6.70    $6.70    $6.70  Less: Lease Termination Income  (15)    (15)    (15)    (0.17)    (0.17)    (0.17)  Underwritten NOI  $581    $581    $581    $6.53    $6.53    $6.53  Applied Cap Rate  5.50%    5.25%    5.00%    5.50%    5.25%    5.00%  Total Gross Asset Value  $10,559    $11,062    $11,615    $118.76    $124.41    $130.63  Less: Total Debt & Preferred  (5,228)    (5,228)    (5,228)    (58.80)    (58.80)    (58.80)  Total Net Asset Value  $5,331    $5,834    $6,387    $59.96    $65.61    $71.83  Less: Capitalized G&A  (533)    (533)    (533)    (6.00)    (6.00)    (6.00)  Total Equity Value  $4,797    $5,300    $5,853    $53.96    $59.61    $65.83  TITANIUM CASH FLOW & MULTIPLE BUILD AT VARIOUS CAP RATES                        ($ in MMs, except per share figures)      Total            Per Share        5.50%    5.25%    5.00%    5.50%    5.25%    5.00%  Underwritten NOI  $581    $581    $581    $6.53    $6.53    $6.53  Less: Annual G&A (a)  (38)    (38)    (38)    (0.42)    (0.42)    (0.42)  Less: Interest Expense & Pref. Dividends (b)  (216)    (216)    (216)    (2.43)    (2.43)    (2.43)  Funds From Operations  $327    $327    $327    $3.67    $3.67    $3.67  Less: Recurring Capital Expenditures  (75)    (75)    (75)    (0.84)    (0.84)    (0.84)  Adj. Funds From Operations  $252    $252    $252    $2.83    $2.83    $2.83  AFFO Yield  5.2%    4.7%    4.3%    5.2%    4.7%    4.3%  FFO Multiple  14.7x    16.2x    17.9x    14.7x    16.2x    17.9x                          AFFO Multiple  19.1x    21.1x    23.3x    19.1x    21.1x    23.3x  1

 Preliminary Draft Materials – Highly Confidential                    ($ in MMs) 3Q 2019 LTM  Plus: Titanium FFO at 80% Share (b)Less: Titanium Operational CapEx at 80% Share (b) Less: Incremental Silver Interest Expense (c)  261(60)(52)  Pro Forma Silver FAD  $4,135  Less: Dividends & Distributions Paid (d)  (3,020)  Pro Forma Silver Free Cash Flow  $1,114  Years to Pay Down ~$2.0Bn of Acquisition DebtLess: Silver Project CapEx (e)Less: Titanium Project CapEx at 80% Share (e) Plus: Debt Related to Project CapEx at 50% LTV (e)  1.8($753)(167)460  Pro Forma Silver FCF Post-Project CapEx $655                                              ($ in MMs)          Covenant Cushion Required Actual $ (g)    %    Funds From Operations (a)  $4,354    Required  Actual  $ (g)  %  Less: Tenant Allowances  (177)  Total Debt to Total Assets (f)  < 60%  39%  $16,319  54%  Less: Operational Capital Expenditures  (191)  Total Secured Debt to Total Assets (f)  < 50%  18%  25,568  178%  Silver Funds Available for Distribution  $3,986  Fixed Charge Coverage Ratio  >1.5x  5.4x  2,766  260%  Total Debt to Total Assets (f)Total Secured Debt to Total Assets (f)  < 60%< 50%  43%21%  $14,496 25,216  39%143%  ($ in MMs)  Covenant Cushion  125%  Observations on Silver’s Liquidity and Ability to Deleverage  P R O J E C T M E T A L  Silver has ample liquidity to finance a transaction with up to 100% cash consideration as well as address any potential accelerating debt and putable preferred equity on change of controlAt 3Q 2019, Silver had ~$7.1Bn of liquidity that included cash and equivalents of ~$1.0Bn and ~$6.1Bn aggregate borrowing capacityCash and equivalents is pro forma for the ~$2.4Bn note paydown on 10/7/2019 and excludes any share of cash from joint venturesBorrowing capacity is net of outstanding (i) ~$125MM in borrowings, (ii) ~$1.3Bn in Commercial Paper and (iii) ~$11MM letters of creditAssuming 100% cash consideration, Silver would need ~$3.1Bn of debt to fund the acquisition, an additional ~$1.1Bn to backstop Titanium’s lines of credit accelerating upon a change of control and ~$363MM of preferred equity putable upon change of controlDebt covenants remain well below required levels with at least 50% cushion on all covenantsContemplated transaction does not materially shift covenants due to relative sizing  Source: Company-provided feedback, Company filings, FactSet as of 12/4/2019.FFO at share. Excludes non-cash impacts to FFO, including straight-line rent, stock based compensation, amortization of financing fees and other non-cash items (~$31MM for 2018 FYE).Per estimated Silver underwriting. FFO is in line with average of 2019E and 2020E analyst consensus estimates, per FactSet. Excludes impact of any potential synergies.Interest expense related to potential acquisition of 80% interest. Assumes price of $53 per share.Pro forma for Silver’s $8.40 per share annualized dividend on additional ~6.3MM shares.Assumes 50% of project-based capital expenditures are funded through debt and ignores any stabilized income from projects. Silver CapEx includes conversion from accrual to cash basis.Assumed to be pro forma for ~$2.6Bn paydown. Represents covenants for indentures dated post-Jun 7, 2005. Total Debt to Total Assets reflects most restrictive requirement.Cushion represents amount of incremental debt and/or interest expense permitted prior to tripping covenant. Estimated based on Silver disclosures and bond indentures.  SILVER UNSECURED DEBT COVENANT SCHEDULE – 3Q 2019(f)  PRO FORMA FCF (AT SHARE) – 75% CASH / 25% STOCK      Fixed Charge Coverage Ratio  >1.5x  4.9x  2,851  227%  Total Unencumbered Assets to Unsecured Debt  > 125%  263%  21,303  110%  50% / 50% Mix: All Cash Deal:            ~1.0 year ~2.6 years    Total Unencumbered Assets to Unsecured Debt >125% 281% 21,387PRO FORMA SILVER COVENANTS – 75% CASH / 25% STOCK @ $53 / SHARE        2

 Preliminary Draft Materials – Highly Confidential              Silver Balance Sheet Impact Across Various Levels of Consideration Mix  P R O J E C T M E T A L  Fitch current rating of ‘A’; downgrade trigger of leverage sustained above 5.5x  Fitch leverage estimated to be ~0.4x lower than current calculations via public filingsImplies sustained leverage above ~5.9x on comparable basis may be subject to potential downgrade  Moody’s current rating of ‘A2’; downgrade trigger is “significantly above” 7.0x  Agency also mentions a “highly levered and large acquisition that could present capital structure and operating challenges” would create negative rating pressure, but noted that rating revisions were unlikely for modest / transient weakening of credit metricsTrigger is as of April 2018 and may have been updated since  S&P triggers unclear, but current rating of ‘A’  Source: Company filings, Green Street Advisors, FactSet as of 12/4/2019.  (a)(b)(c)(d)(e)  Pro forma for ~$2.6Bn debt repayment on October 7, 2019.~5.9x represents estimated leverage to remain at Fitch downgrade trigger on a comparable basis.Assumes annual Free Cash Flow and EBITDA growth of 2% and ~$1.1Bn of free cash flow (pre-project CapEx) is utilized solely to pay down debt. Assumes no operational synergies. Assumes 100% of asset sales are used to pay down debt and ignores transaction costs.Calculated using Green Street NAV and adjustments to Other Assets & Liabilities.  CAPITALIZATION BUILD (3Q19 AT SILVER SHARE)  CREDIT RATING AGENCY SUMMARY    ASSET SALES TO REMAIN BELOW ESTIMATED FITCH DOWNGRADE TRIGGER  $53.00    $35,581    $5,883    +0.59x    6.05x    $1,541    1.8%  58.00    35,768    5,883    +0.62x    6.08x    1,830    2.1%  63.00    35,955    5,883    +0.65x    6.11x    2,118    2.4%  Trx. Price  Debt Post- Transaction  Pro Forma EBITDA  Change in Leverage  Pro Forma Leverage  Req. Asset Sales % of Current @ 6.0% Cap Silver GAV (c)  $53.00    $36,524    $5,883    +0.75x    6.21x    $2,998    3.4%  58.00    36,799    5,883    +0.79x    6.26x    3,423    3.9%  63.00    37,075    5,883    +0.84x    6.30x    3,849    4.4%  Trx.  Debt Post-    Pro Forma    Change in    Pro Forma    Req. Asset Sales % of Current        Price  Transaction    EBITDA    Leverage    Leverage    @ 6.0% Cap    Silver GAV (c)    $53.00    $37,466    $5,883    +0.91x    6.37x    $4,454    5.1%  58.00    37,831    5,883    +0.97x    6.43x    5,017    5.7%  63.00    38,195    5,883    +1.03x    6.49x    5,580    6.4%  Trx. Price  Debt Post- Transaction  Pro Forma EBITDA  Change in Leverage  Pro Forma Leverage  Req. Asset Sales % of Current @ 6.0% Cap Silver GAV (c)  50% /50%  75% /25%  100% /0%  Cash /  Stock Mix      TO REMAIN AT ~5.9X(b)(d)          ($ in MMs, except per share data)Share Price as of 12/4/2019 Diluted Shares Outstanding (MMs)  $149.14354  Equity Market Capitalization  $52,741  C onsolidated Secured Debt:FixedVariable  $5,999711  Consolidated Secured DebtUnsecured (a) Other Obligations  $6,71017,24067  Consolidated Debt  $24,017  J V Debt:Fixed & Hedged VariableTMLP Debt  $6,512490158  JV Debt $7,160  3Q 2019 LTM EBITDA at Share  5,451  Net Debt / EBITDA(Net Debt + Pref) / EBITDA  5.5x5.5x  Memo: Total Enterprise Value Memo: Net Debt / TEV  $82,572 36.0%                                                                                  Total Debt (a)  $31,177  Less: Cash & Equivalents (a)  (1,411)  Total Net Debt  $29,765  Plus: Preferred  65  Total Net Debt + Preferred $29,831                ILLUSTRATIVE DELEVERAGING TIMELINES  Years to~5.9x(b)(c)  Cash Mix          50%~0.6 Yrs    75%~1.1 Yrs    100%~1.5 Yrs  3

 Preliminary Draft Materials – Highly Confidential              P R O J E C T M E T A L  Accretion to Titanium Shareholders at Various Prices and Consideration Mixes  Source: Note: (a)  Company filings, Green Street Advisors, FactSet as of 12/4/2019.Not applicable for 100% cash transaction.Assumes Silver dividend per share remains unchanged at $8.40 per share.      Offer Price    Exchange Ratio    2020E FFO / Share    Consensus NAV    Green Street NAV    Dividend / Share (a)    $53.00  0.355x  $0.82 / 22.1%  ($5.92) / (8.6%)  ($7.15) / (10.5%)  $0.29 / 10.6%  56.00  0.375x  1.07 / 28.7%  (2.62) / (3.8%)  (3.95) / (5.8%)  0.45 / 16.8%  59.00  0.396x  1.31 / 35.2%  0.66 / 1.0%  (0.77) / (1.1%)  0.62 / 23.1%  62.00  0.416x  1.56 / 41.7%  3.91 / 5.7%  2.38 / 3.5%  0.79 / 29.3%  TITANIUM ACCRETION / (DILUTION) PER SHARE BY CONSIDERATION MIX    65.00  0.436x  1.80  / 48.2%  7.13  / 10.4%  5.50 / 8.1%  0.96  / 35.6%  68.00  0.456x  2.04  / 54.6%  10.33  / 15.1%  8.60 / 12.7%  1.13  / 41.9%  71.00  0.476x  2.28  / 61.0%  13.51  / 19.7%  11.68 / 17.2%  1.30  / 48.1%    Exchange                Offer Price Ratio 2020E FFO / Share Consensus NAV Green Street NAV Dividend / Share (a)                  Current Metrics        $53.00  0.355x    $0.88  / 23.6%    ($5.75) / (8.4%)  ($7.01) / (10.3%)    $0.29  / 10.6%          56.00  0.375x    1.13  / 30.3%    (2.43) / (3.6%)  (3.80) / (5.6%)    0.45  / 16.8%    Consensus:  75% Cash    59.00  0.396x    1.38  / 37.0%    0.86 / 1.3%  (0.62) / (0.9%)    0.62  / 23.1%    $58.22      62.00  0.416x    1.63  / 43.7%    4.12 / 6.0%  2.54 / 3.7%    0.79  / 29.3%      25% Stock    65.00  0.436x    1.88  / 50.4%    7.36 / 10.7%  5.68 / 8.4%    0.96  / 35.6%    GSA:      68.00  0.456x    2.13  / 57.0%    10.58 / 15.4%  8.79 / 12.9%    1.13  / 41.9%    $59.58      71.00  0.476x    2.38  / 63.7%    13.77 / 20.1%  11.88 / 17.5%    1.30  / 48.1%      50% Cash  50% Stock  Consensus:$58.40GSA:$59.74  Titanium NAV Break-even      Current Price 2020E FFO / Share Consensus NAV Green Street NAV Dividend / Share $149.14 $12.65 $174.41 $169.13 $8.40  Current Price    2020E FFO / Share    Consensus NAV    Green Street NAV    Dividend / Share    $31.72  $3.73  $68.53  $67.90  $2.70  Silver  Titanium  4

 Preliminary Draft Materials – Highly Confidential              Considerations of Flowback Process  P R O J E C T M E T A L  Transaction Process  AT ANNOUNCEMENT  AT CLOSING  POST-CLOSING    Institutional holders exit target to capture initial premiumArbitrage funds enter seeking returns from mispricingSpeculative activity linked to likelihood of transaction completion  Selling of target / acquirer stock as forced sellers exit positionsIndex trackers exit target stock on closing date and reweight  Investors with specific mandates continue to exit and reweightArbitrage funds that did not exit sell to new demandDrag on acquirer shares due to selling offset by incremental new demand and flow-forward  Cross-Ownership Observations  Overlapping shareholder base comprises >40% stakes in both Titanium and SilverAssuming 75% cash consideration, the concentration of top 30 Titanium shareholders in Silver would only increase ~1%(a)Non-Silver active investors would only hold ~0.8MM shares on a pro forma basis representing <1 day of trading(b)      Short Interest Impact  In precedent U.S. REIT transactions, acquirer share prices have consistently underperformed post-announcement on both an absolute and relative basisAcquirer short interest post-announcement has on average ranged ~6-7%, an increase of ~200-300bps vs. unaffected      Potential Flowback Mitigants  Market may be receptive to the transaction as Silver has an intimate knowledge of Titanium asset base and strong strategic rationale for operating and capital allocation optimizationBoth Titanium and Silver are U.S. based Mall REITs, which reduces the risk of flowback as there are limited cross- border and cross-industry flowsPotential for flow-forward as value weighted indices may reallocate into acquirer stockSilver has historically supported its share price, averaging ~$340MM of share buybacks per year since approving a buyback program in 2015Silver has repurchased ~$360MM worth of shares year-to-date and approved a new buyback program in March 2019, authorizing up to $2.0Bn in share repurchasesAbility to negotiate fixed price collar may in part mitigate risk to Titanium      Source: Note: (a)(b)  Company Filings, FactSet as of 12/4/2019.Ownership stake based on basic shares outstanding and excludes OP Units.Pro Forma share ownership based on $53 per share offer with consideration mix of 75% cash / 25% stock, resulting in pro forma common share count of ~312MM. Based on last 30-day Average Daily Trading Volume.  5

     Preliminary Draft Materials – Highly Confidential              Post-Announcement Impact to Acquirer Share Prices – Select U.S. REIT Precedents  P R O J E C T M E T A L  SELECT PRECEDENT STRATEGIC REIT MERGERS ANALYSIS  Source: Company filings, Thomson, FactSet, SNL Financial as of 12/4/2019.  Unaffected Date reflects closing date prior to transaction announcement, or other relevant date as referenced in public filings for the respective transaction. Sourced from acquirer investor presentations or equity research reports discussing respective transactions.  (a)(b)(c)  (d)  Represents acquirer share price Total Shareholder Return (“TSR”) at 3-day, 20-day, and 1-year intervals post-announcement measured from unaffected date. +1Y data for CUZ / TIER, PK / CHSP, and PLD / LPT represents interim period through 12/4/2019.Represents relative acquirer share price TSR vs. index of select peers at 3-day, 20-day, and 1-year intervals post-announcement measured from unaffected date. +1Y data for CUZ / TIER, PK / CHSP, and PLD / LPT represents interim period through 12/4/2019.  Acquirer share prices have consistently declined post-announcement on both an absolute and relative basisShort interest in the acquirer is observed to increase an average of ~275bps during the month post-announcement  Trx. Consid. Target Acquirer Pro Forma Short Int (% of Float) Acquirer Acquirer Relative TSR        Date Ann.  Unaffec. Date (a)  Target  Sector  Acquirer  Value ($Bn)  Mix %Cash Stock    TEV / Acq. TEV  Net Debt / EBITDA (b)    Abs.+30D  ∆ +30Dvs. 0D  Absolute TSR (c)      vs. Select Peers (d)                        Multiple  Mult. ∆      +3D  +20D  +1Y  +3D  +20D  +1Y  10/27/19  10/25/19  Liberty Property Trust  Industrial  Prologis, Inc.  $12.6  -  100%  15%  4.2x  +0.3x  2%  +85bps  (3%)  (0%)  0%  (6%)  0%  (1%)  05/06/19  05/03/19  Chesapeake Lodging Trust  Lodging  Park Hotels & Resorts Inc.  2.7  35%  65%  26%  4.4x  +0.5x  5%  (117bps)  (7%)  (16%)  (26%)  (3%)  (7%)  (16%)  03/25/19  03/22/19  TIER REIT, Inc.  Office  Cousins Properties Incorporated  2.4  -  100%  40%  4.5x  +0.7x  5%  +288bps  (3%)  (6%)  4%  (4%)  (5%)  (1%)  09/06/18  03/27/18  LaSalle Hotel Properties  Lodging  Pebblebrook Hotel Trust  5.2  33%  67%  114%  5.5x  +0.6x  19%  +702bps  12%  9%  (12%)  (1%)  (11%)  (13%)  04/29/18  04/27/18  DCT Industrial Trust Inc.  Industrial  Prologis, Inc.  8.1  -  100%  15%  4.3x  +0.1x  2%  +70bps  (3%)  (3%)  18%  (5%)  (8%)  (8%)  03/26/18  11/06/17  General Growth Properties  Retail  Brookfield Property Partners L.P.  26.4  61%  39%  45%  13.0x  (0.7x)  2%  +143bps  (14%)  (14%)  (5%)  (17%)  (12%)  (19%)  06/09/17  06/08/17  DuPont Fabros Technology  Data Center  Digital Realty Trust, Inc.  7.3  -  100%  25%  5.5x  (0.1x)  8%  +31bps  (0%)  (5%)  (3%)  0%  (3%)  (1%)  05/07/17  05/05/17  Care Capital Properties, Inc.  Healthcare  Sabra Health Care REIT, Inc.  4.0  -  100%  121%  5.0x  (0.2x)  19%  +912bps  (10%)  (11%)  (21%)  (10%)  (16%)  (7%)  04/24/17  04/21/17  FelCor Lodging Trust, Inc.  Lodging  RLJ Lodging Trust  2.8  -  100%  67%  4.5x  +1.5x  7%  +447bps  (3%)  (14%)  (9%)  (6%)  (12%)  (21%)  11/14/16  11/11/16  Equity One, Inc.  Retail  Regency Centers Corp.  5.8  -  100%  57%  4.8x  +0.4x  6%  +347bps  (2%)  1%  (0%)  (3%)  (2%)  8%  08/15/16  08/12/16  Post Properties, Inc.  Apartment  Mid-America Apartment Comm.  4.8  -  100%  36%  5.4x  (0.3x)  6%  +344bps  (7%)  (8%)  6%  (6%)  (5%)  (5%)  02/25/16  01/15/16  Rouse Properties, Inc.  Retail  Brookfield Asset Management  2.5  100%  -  2%  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  11/08/15  11/06/15  Plum Creek Timber Company  Timber  Weyerhaeuser Company  11.8  -  100%  54%  3.8x  +1.4x  4%  +195bps  (2%)  5%  (2%)  (1%)  7%  (16%)  04/22/15  04/20/15  Associated Estates Realty  Apartment  Brookfield Asset Management  2.5  100%  -  1%  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  10/31/14  10/30/14  Aviv REIT, Inc.  Healthcare  Omega Healthcare Investors, Inc.  3.0  -  100%  39%  4.5x  +0.8x  9%  +100bps  (2%)  (2%)  (6%)  (4%)  (6%)  (3%)  09/16/14  09/15/14  Glimcher Realty Trust  Retail  Washington Prime Group, Inc.  4.3  73%  27%  70%  7.7x  +2.3x  11%  n/a  (9%)  (12%)  (32%)  (9%)  (13%)  (42%)  Min          $2.4      1%  3.8x  (0.7x)  2%  (117bps)  (14%)  (16%)  (32%)  (17%)  (16%)  (42%)  25th Percentile          $2.8      22%  4.4x  (0.1x)  4%  +85bps  (7%)  (12%)  (11%)  (6%)  (12%)  (16%)  Mean          $6.6      45%  5.5x  +0.5x  7%  +273bps  (4%)  (5%)  (6%)  (5%)  (7%)  (10%)  Median          $4.6      39%  4.7x  +0.5x  6%  +195bps  (3%)  (5%)  (4%)  (5%)  (7%)  (7%)  75th Percentile          $7.5      59%  5.5x  +0.8x  9%  +347bps  (2%)  (1%)  0%  (3%)  (3%)  (1%)  Max          $26.4      121%  13.0x  +2.3x  19%  +912bps  12%  9%  18%  0%  7%  8%                6

 Preliminary Draft Materials – Highly Confidential              Key Preliminary Considerations for a Fixed Price Collar  P R O J E C T M E T A L  A fixed price collar provides a specific price when the acquirer’s stock price is within a certain range, allowing the parties to distribute the risk of a potential decline or increase in the acquirer’s stock price  Potential Rationale for a Fixed Price Collar  Long time interval expected between signing and closing exposes both parties to greater market riskHigh levels of volatility exist in the market or acquirer’s stockParties are in different industries and/or are substantially different in size, resulting in greater uncertainty of acquirer share price reaction    When a Collar May Be Unnecessary  Cash represents a significant portion of overall considerationAcquirer and target are in the same industry and of similar sizeExistence of other material deal protections (e.g. shareholder vote, walkaway rights, MAC triggers, etc.)    Structuring Considerations  Width: Generally negotiated with reference to a % spread around acquirer’s share price at announcementSymmetry: Generally symmetric; asymmetric collars can be structured to meet parties’ risk preferencesMeasurement period: Informed by parties’ views of historical acquirer tradingStrength of other deal protections      TITANIUM  SILVER  Benefits  Enhanced certainty around aggregate consideration  Lower dilution risk on the upside facilitates potential openmarket support post-announcementMarket risk transferred to the acquirer within the collar band  Provides certainty to counterparty    Considerations  Pricing risk vis-à-vis historical trading of acquirer stock  Target does not share in downside until collar floor is reachedPotential impact on other deal terms  Willingness to provide in light of relative & historical trading    7

     Preliminary Draft Materials – Highly Confidential              Illustrative Fixed Price Collar Impact  P R O J E C T M E T A L  Source: FactSet as of 12/4/2019.  (a)(b)  Assumes symmetric collar band of +/- 5% vs. Silver reference closing price of $149.14 and $53.00 initial expression of interest at 75% cash / 25% stock consideration mix. Assumes fixed exchange ratio.  ILLUSTRATIVE 10% FIXED PRICE COLLAR AT 75% CASH / 25% STOCK CONSIDERATION(a)                                            $52.50  $53.00  $53.50  $54.00  $54.50  $128  $132  $136  $140  $156  $160    Value to Titanium ($/Share)    Silver Share Price ($/Share)$164 $168    $144 $148 $152Titanium Consideration Per Share                                                                  Fixed exchange ratio deliveredbelow collar floor    Fixed exchange ratio delivered above collar cap  Fixed value delivered within collar range    10% symmetric collar band    Silver Reference Price$149.14  $53.00                                                  Lower Strike:  $141.68 (-5%)      Upper Strike:  $156.60 (+5%)  $52.00$51.72$51.50  $53.96                                                                                                              Impl. Exch. Ratio: 0.374x                                                                                                                              Impl. Exch. Ratio: 0.338x    Exch. Ratio: 0.355x  FIXED PRICE COLLAR SENSITIVITIES  Silver    75% Cash / 25% Stock                    20% Fixed Price Collar    10% Fixed Price Collar    5% Fixed Price Collar    No Collar (b)    Share Price  Price ∆  Value $  Value ∆  Value $  Value ∆  Value $  Value ∆  Value $  Value ∆  $171.51  15.0%  $53.60  1.1%  $54.26  2.4%  $54.62  3.0%  $54.99  3.7%  164.05  10.0%  53.00  -  53.63  1.2%  53.97  1.8%  54.33  2.5%  160.33  7.5%  53.00  -  53.32  0.6%  53.65  1.2%  53.99  1.9%  156.60  5.0%  53.00  -  53.00  -  53.32  0.6%  53.66  1.3%  152.87  2.5%  53.00  -  53.00  -  53.00  -  53.33  0.6%  $149.14  -  $53.00  -  $53.00  -  $53.00  -  $53.00  -  145.41  (2.5%)  53.00  -  53.00  -  53.00  -  52.67  (0.6%)  141.68  (5.0%)  53.00  -  53.00  -  52.66  (0.6%)  52.34  (1.3%)  137.95  (7.5%)  53.00  -  52.65  (0.7%)  52.32  (1.3%)  52.01  (1.9%)  134.23  (10.0%)  53.00  -  52.30  (1.3%)  51.98  (1.9%)  51.68  (2.5%)  126.77  (15.0%)  52.26  (1.4%)  51.61  (2.6%)  51.30  (3.2%)  51.01  (3.8%)  Titanium Consideration per Share  8

     Preliminary Draft Materials – Highly Confidential              C O N F I D E N T I A L  Appendix  P R O J E C T M E T A L

       Preliminary Draft Materials – Highly Confidential              Source: Note: (a)  FactSet as of 12/4/2019.Ownership stake based on basic shares outstanding and excludes OP Units, consolidated across funds.Pro Forma share ownership based on $53 per share offer with consideration mix of 75% cash / 25% stock, resulting in pro forma common share count of ~312MM.  A P P E N D I X  P R O J E C T M E T A L  Titanium vs. Silver Shareholder Overlap Analysis~1% increase in exposure to Silver Pro Forma for Titanium’s top 30 shareholders assuming a 75% cash / 25% stock consideration mix  Denotes Notable Ownership Overlap    TITANIUM TOP SHAREHOLDERS  SILVER TOP SHAREHOLDERS                      Rank    Holder Name    Style              Titanium Silver Silver PF (a)Own % Cum % Ow n % Var % Ow n % Change %    Holder Name    Style          Silver Titanium Ow n % Cum % Ow n % Var %    The Vanguard Group SSgA Funds Management BlackRock Fund Advisors  Index Index Index  13% 13% 14% (1%)7% 20% 5% 2%7% 27% 10% (3%)  Index Index Yield Grow th Index Grow th  14% 14% 13% 1%10% 24% 7% 3%9% 33% 2% 7%6% 39% 1% 4%5% 43% 7% (2%)4% 47% 1% 3%  13%7%2%1%7%1%  0%0%0%0%(0%)0%  Capital Research & Management (World Investors) Capital Research & Management (Global Investors) Wellington Management  Grow th Grow th Grow th  7% 33%3% 37%2% 39%  - 7%- 3%0% 2%  Cohen & Steers Capital Management Yield 2% 41% 9% (7%)  --  0%1%0%  -  APG Asset Management US Geode Capital Management Northern Trust Investments Dimensional Fund AdvisorsCharles Schw ab Investment Management  Yield Index Index ValueGrow th  2% 43%2% 45%2% 47%2% 49%1% 50%  - 2%1% 1%1% 1%2% (0%)2% (0%)  Principal Global Investors Grow th 1% 51% 4% (3%)  Nordea Investment Management AB (Denmark) GARP 1% 52% - 1%  Fidelity Management & Research Grow th 1% 53% 6% (4%)  --  --  The Vanguard GroupBlackRock Fund AdvisorsCohen & Steers Capital ManagementFidelitySSgA Funds ManagementPrincipal Global InvestorsCitigroup Global MarketsMadison InternationalCBRECenterSquare Investment ManagementLaSalle Investment Management SecuritiesLand & BuildingsPrincipal Real Estate InvestorsNorges Bank Investment ManagementCharles Schw ab Investment ManagementDimensional Fund AdvisorsGeode Capital ManagementNorthern Trust InvestmentsDuff & Phelps Investment ManagementMEAG MUNICH ERGO Kapitalanlagegesellschaft mbHHeitman Real Estate SecuritiesMillennium ManagementAMPAEWLegal & General Investment ManagementSecurity Capital Research & ManagementFIAMThe Bank of New York Mellon Corp.Mellon Investments Corp.Columbia Management Investment Advisers  Value Value YieldAggressive Grow th YieldGrow th Yield Grow th Grow th Value Index IndexYield Grow th YieldGrow th Grow th Yield IndexYieldGrow th Grow th Value Grow th  3% 51%3% 54%3% 56%3% 59%2% 61%2% 63%2% 65%2% 67%2% 69%2% 70%1% 72%1% 73%1% 75%1% 76%1% 77%1% 78%1% 79%1% 80%1% 81%1% 82%1% 83%1% 83%1% 84%1% 85%  0%0%1%0%0%0%0%0%  3%3%2%2%2%2%1% 1%1% 1%1% 0%2% 0%2% (1%)2% (1%)0% 1%0% 1%1%1%1%1%0%1%1%0%0%0%  0%0%1%1%0%0%1%1%1%2%2%2%0%0%0%0%0%0%1%0%0%0%0%0%  0%0%0%0%0%0%0%0%0%0%(0%)(0%)0%0%0%0%0%0%0%0%0%0%0%0%  PGGM Vermogensbeheer BVMorgan Stanley Investment Management BlackRock Investment Management (UK) Managed Account AdvisorsNorges Bank Investment Management BlackRock Advisors (UK)Legal & General Investment Management JPMorgan Investment ManagementInvesco AdvisersDaiw a Asset ManagementThe California Public Employees Retirement System Principal Real Estate InvestorsT. Row e Price AssociatesGoldman Sachs & Co.CenterSquare Investment Management  Yield Grow th Grow th Grow th Grow th Index Index Grow th Grow thAggressive Grow th Grow thYield Grow th Grow thAggressive Grow th  1% 55%1% 56%1% 57%1% 58%1% 59%1% 60%1% 60%1% 61%1% 62%1% 63%1% 63%1% 64%1% 65%1% 65%1% 66%  - 1%0% 1%0% 1%0% 1%2% (1%)0% 0%1% (0%)0% 1%1%1%0% 1%2% (1%)0% 0%0% 0%3% (2%)  Subtotal - Top 30 Holders  85%  44% 40%  45% 1% Subtotal - Top 30 Holders 66% 63% 3%                                                              9

 Preliminary Draft Materials – Highly Confidential              Titanium Top Active Fund-Level Shareholders  A P P E N D I X  P R O J E C T M E T A L  15 Cohen & Steers Institutional Realty Shares Fund  Cohen & Steers  Growth  3.6  1.0%  0.5%  0.1%  0.1%  16 DFA Real Estate Securities Portfolio  Dimensional Holdings  Yield  10.6  0.9%  0.2%  0.9%  0.9%  17 Security Capital Research & Management  Security Capital Research & Management  Yield  2.3  0.8%  0.7%  0.0%  0.0%  18 FIAM  FIAM  Growth  48.4  0.7%  0.0%  0.0%  0.0%  19 The Bank of New York Mellon  The Bank of New York Mellon  Growth  143.1  0.6%  0.0%  0.0%  0.0%  20 Principal Investors - Global Real Estate Securities Fund  Principal Real Estate Investors  Yield  3.4  0.5%  0.3%  0.1%  0.1%  21 DFA Global Real Estate Securities Portfolio  Dimensional Fund Advisors  Yield  7.9  0.4%  0.1%  0.4%  0.4%  22 Fidelity Strategic Dividend & Income Fund  Fidelity  Yield  4.9  0.4%  0.2%  0.0%  0.0%  23 CREF Stock Account  TIAA  Growth  115.8  0.4%  0.0%  0.2%  0.2%  24 Fidelity Financials Central Fund  Fidelity  Value  3.4  0.4%  0.2%  0.0%  0.0%  25 Mitsubishi UFJ Kokusai World REIT Open Mother Fund  Morgan Stanley  Yield  2.7  0.4%  0.3%  0.5%  0.5%  26 CBRE Clarion Global Real Estate Income Fund  CBRE  Yield  1.0  0.4%  0.7%  0.1%  0.1%  27 Nordea 1 - Global Real Estate  Cohen & Steers  Yield  1.0  0.4%  0.7%  0.0%  0.0%  11 Principal Investors - Real Estate Securities Fund  Principal Global Investors  Yield  5.0  1.2%  0.5%  0.4%  0.4%    1  Citigroup Global Markets      Citigroup Global Markets    Value  $16.9  3.3%  0.4%  -  0.1%  2  Madison International  Realty  Holdings  Madison International Realty  Holdings  Value  0.3  2.9%  16.7%  -  0.0%    3 Cohen & Steers Real Estate Securities Fund  Cohen & Steers  Yield  6.6  2.6%  0.8%  0.2%  0.2%  4 Land & Buildings  Land & Buildings  Growth  0.5  2.3%  9.5%  -  0.0%  5 Nikko Asset World REIT Mother Fund  LaSalle Investment Management  Yield  5.2  2.1%  0.8%  0.4%  0.4%  6 Government Pension Fund  Norges Bank  Growth  788.7  1.6%  0.0%  0.9%  0.9%  7 Fidelity Mid Cap Stock Fund  Fidelity  Growth  7.2  1.5%  0.4%  -  0.0%  8  Cohen & Steers Realty  Shares  Cohen & Steers  Growth  4.2  1.4%  0.6%  0.1%  0.1%  9  Fidelity Value Fund    Fidelity  Value  7.0  1.4%  0.4%  -  0.0%  10  MEAG MUNICH ERGO    MEAG MUNICH ERGO  Growth  4.5  1.3%  0.5%  0.1%  0.1%  12  Heitman Real Estate  Heitman Real Estate  Yield  2.5  1.2%  0.9%  -  0.0%  13  Millennium  Millennium  Growth  54.8  1.2%  0.0%  -  0.0%  14  AEW Capital Management  AEW Capital Management  Yield  4.3  1.1%  0.5%  0.0%  0.0%  TITANIUM TOP ACTIVE FUND-LEVEL SHAREHOLDERS                  Rank  Fund  Parent  Fund Style  AUM ($Bn)  % O/STitanium  Titanium as% of Portfolio  % O/SSilver  % O/SSilver PF (b)  28 Virtus Duff & Phelps Real Estate Securities Fund  Duff & Phelps  Yield  0.6  0.3%  1.1%  0.0%  0.0%    29 Salient Select Income Fund  Salient Partners  Yield  0.5  0.3%  1.4%  -  0.0%    30 Brighthouse Funds Trust I  CBRE  Yield  1.3  0.3%  0.5%  0.1%  0.1%    Sub-Total - Top 30 Active Fund Holders        33.0%    4.5%  4.7%    Source: FactSet as of 12/4/2019.                10  Note: (a)(b)  Ownership stake based on basic shares outstanding and excludes OP Units. Based on last 30 day Average Daily Trading Volume.Pro Forma share ownership based on $53 per share offer with consideration mix of 75% cash / 25% stock, resulting in pro forma common share count of ~312MM.  Active Titanium investors hold ~14.6MM Silver shares on a pro forma basis (~$2.2Bn of nominal value) representing ~10 days of trading(a)Non-Silver active investors hold ~0.8MM Silver shares on a pro forma basis (~$113MM of nominal value) representing <1 day of trading(a)~1.8MM new Silver shares issued to Active Titanium investors as a result of transaction (~$268MM of nominal value) representing ~1 day of trading(a)

       Preliminary Draft Materials – Highly Confidential              Overview of Stock Collars  A P P E N D I X  P R O J E C T M E T A L  STOCK CONSIDERATION  FIXED PRICE OFFER  FIXED EXCHANGE RATIO OFFER        FIXED PRICE COLLAR  FIXED EXCHANGE RATIO COLLAR          Fixed value is delivered to target at closing so long as acquirer’s stock trades within a certain price rangeOutside of this range, shares are delivered at a fixed exchange ratio (lower ratio if acquirer’s stock has appreciated; higher ratio if acquirer’s stock has declined)Limits dilution to acquirer and exposes target to a decline in value received if acquirer’s stock price moves below the low end of the rangeTarget shares in upside value if acquirer’s stock price moves above the high end of the rangeMay be used when acquirer is concerned with dilution and/or target desires certainty of value (within a range of acquirer’s future stock prices)      Number of acquirer shares delivered at closing is fixed at defined exchange ratio so long as acquirer’s stock price trades within a certain price rangeOutside of this range, the number of acquirer shares varies (up or down) so that either a minimum or a maximum fixed value is delivered at closingProvides an absolute value floor to the target, but target retains some upside if acquirer’s stock price increases within the range; value to target is “capped” at the high end of exchange ratio collarAcquirer is fully exposed to share dilution if its stock price drops significantlyMay be used when acquirer is less concerned with dilution or expects limited price depreciation  11

 Preliminary Draft Materials – Highly Confidential              Illustrative Fixed Exchange Ratio Collar Impact  A P P E N D I X  P R O J E C T M E T A L  ILLUSTRATIVE 10% FIXED EXCHANGE RATIO COLLAR AT 75% CASH / 25% STOCK CONSIDERATION(a)                                                  $52.20  $52.40  $52.60  $52.80  $53.00  $53.20  $53.40  $53.60  $53.80  $128  $132  $136  $140  $156  $160  $164 $168    Value to Titanium ($/Share)  Silver Share Price ($/Share)    $144 $148 $152Titanium Consideration Per Share                                                                  Fixed price delivered below collar floor    Fixed price delivered above collar cap  Fixed exchange ratio delivered within collar range    10% symmetric collar band    Silver Reference Price$149.14  $52.37                                                                                                                                                                            Lower Strike:  $141.68 (-5%)                                                                                                                                    Upper Strike:$156.60 (+5%)  $53.70  $53.00                                                                                     Impl. Exch. Ratio: 0.374x      Impl. Exch. Ratio: 0.338x  Exch. Ratio: 0.355x      FIXED EXCHANGE RATIO COLLAR SENSITIVITIESTitanium Consideration per Share    Silver    20% Fixed Exch. Ratio Collar    75% Cash /10% Fixed Exch. Ratio Collar    25% Stock5% Fixed Exch. Ratio Collar    No Collar (b)    Share Price  Price ∆  Value $  Value ∆  Value $  Value ∆  Value $  Value ∆  Value $  Value ∆  $171.51  15.0%  $54.47  2.8%  $53.70  1.3%  $53.34  0.6%  $54.99  3.7%  164.05  10.0%  54.47  2.8%  53.70  1.3%  53.34  0.6%  54.33  2.5%  160.33  7.5%  53.99  1.9%  53.70  1.3%  53.34  0.6%  53.99  1.9%  156.60  5.0%  53.66  1.3%  53.70  1.3%  53.34  0.6%  53.66  1.3%  152.87  2.5%  53.33  0.6%  53.33  0.6%  53.34  0.6%  53.33  0.6%  $149.14  -  $53.00  -  $53.00  -  $53.00  -  $53.00  -  145.41  (2.5%)  52.67  (0.6%)  52.67  (0.6%)  52.68  (0.6%)  52.67  (0.6%)  141.68  (5.0%)  52.34  (1.3%)  52.37  (1.2%)  52.68  (0.6%)  52.34  (1.3%)  137.95  (7.5%)  52.01  (1.9%)  52.37  (1.2%)  52.68  (0.6%)  52.01  (1.9%)  134.23  (10.0%)  51.80  (2.3%)  52.37  (1.2%)  52.68  (0.6%)  51.68  (2.5%)  126.77  (15.0%)  51.80  (2.3%)  52.37  (1.2%)  52.68  (0.6%)  51.01  (3.8%)  Source: FactSet as of 12/4/2019.  (a)(b)  Assumes symmetric collar band of +/- 5% vs. Silver reference closing price of $149.14 and $53.00 initial expression of interest at 75% cash / 25% stock consideration mix. Assumes fixed exchange ratio.  12